Inventory	12 Months Ended
Dec. 31, 2024
Disclosure of inventories [Abstract]
Inventory

8	INVENTORY

	December 31, 2024	December 31, 2023
In-process precious metals	$126.2	$195.3
Ore in stockpiles	42.2	2.8
Parts and supplies	77.2	65.2
Dore, and refined precious metals	12.5	7.9
	258.1	271.2
Less: Long-term inventory	(25.3)	—
	232.8	271.2
Long term inventory consists of long-term stockpiles which are expected to be recovered after one year. As at December 31, 2024, these long term stockpiles comprise low-grade stockpiles at the Magino mine.
The amount of inventories recognized in mining and processing costs for the year ended December 31, 2024, was $531.9 million (December 31, 2023 - $448.4 million). The amount of inventories recognized in amortization costs for the year ended December 31, 2024, was $218.4 million (December 31, 2023 - $190.2 million).